                                                                Exhibit 10.1


              AMENDMENT NO. 3 TO FINANCING AGREEMENT AND WAIVER

     THIS AMENDMENT NO. 3 TO FINANCING AGREEMENT AND WAIVER, dated as of June 1, 2005 (this "Amendment"), by and among Solutia Inc., as a debtor and
                     ---------
debtor-in-possession, a Delaware corporation (the "Parent"), and Solutia
                                                   ------
Business Enterprises, Inc., as a debtor and debtor-in-possession, a New York corporation, ("Solutia Business" and together with the Parent, each a
               ----------------
"Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent
 --------                         ---------
listed as a "Guarantor" on the signature pages hereto, each as a debtor and debtor-in-possession (each a "Guarantor" and collectively, the
                              ---------
"Guarantors"), the lenders from time to time party hereto (each a "Lender"
 ----------                                                        ------
and collectively, the "Lenders"), the issuers from time to time party hereto
                       -------
(each an "Issuer" and collectively, the "Issuers"), Citicorp USA, Inc.
          ------                         -------
("CUSA"), as collateral agent for the Lenders (in such capacity, the
  ----
"Collateral Agent"), CUSA, as administrative agent for the Lenders (in such
 ----------------
capacity, the "Administrative Agent"), and CUSA and Wells Fargo Foothill,
               --------------------
LLC, as co-documentation agents for the Lenders, (in such capacity, the "Documentation Agent" and together with the Collateral Agent and the
 -------------------
Administrative Agent, each an "Agent" and collectively, the "Agents").
                               -----                         ------

                                  RECITALS:

     WHEREAS, the Borrowers, the Guarantors, the Lenders, the Issuers, and the Agents have heretofore entered into that certain Financing Agreement, dated as of January 16, 2004, as amended by that certain Amendment No. 1 to Financing Agreement and Waiver, dated as of March 1, 2004, and that certain Amendment No. 2 to Financing Agreement and Waiver, dated as of July 20, 2004 (as so amended, the "Financing Agreement");
                                               -------------------

     WHEREAS, the Borrowers, the Guarantors, the Lenders, the Issuers and the Agents now desire to amend the Financing Agreement in certain respects, as hereinafter provided; and

     WHEREAS, the Borrowers have requested the Lenders to waive compliance with certain provisions of the Financing Agreement.

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

          Section 1.01 Definitions. Unless otherwise defined or the
                       -----------
context otherwise requires, terms for which meanings are provided in the Financing Agreement shall have such meanings when used in this Amendment.

                                 ARTICLE II

                                 AMENDMENTS

          Section 2.01 Amendments to Section 1.01 of the Financing Agreement.
                       -----------------------------------------------------

               (a) Section 1.01 of the Financing Agreement is hereby amended by deleting the words "December 19, 2005," appearing in the definition of "Final Maturity Date" and inserting in lieu thereof the words "June 19, 2006,".

               (b) Section 1.01 of the Financing Agreement is hereby amended by (i) deleting the figure "$125,000,000" appearing in the definition of "Consolidated Net Income" and inserting in lieu thereof the figure "$150,000,000", and (ii) deleting the words "and $49,000,000 in 2005,"
appearing in clause (c)(ii) of such definition and inserting in lieu thereof the words "$49,000,000 in 2005, and $25,000,000 for the period commencing January 1, 2006, and ending upon the scheduled Final Maturity Date,".

               (c) Section 1.01 of the Financing Agreement is hereby amended by inserting after the words "Section 2.05(c)" appearing in the definition
                              ---------------
of "Extraordinary Receipts" the text ")".

               (d) Section 1.01 of the Financing Agreement is hereby amended by deleting the words "the Eurodollar Rate Loan" appearing in the definition of "Eurodollar Base Rate" and inserting in lieu thereof the words "any Eurodollar Rate Loan".

               (e) Section 1.01 of the Financing Agreement is hereby amended by deleting the words "Revolving Loan Lender" each time such words appear in the definition of "Eurodollar Lending Office" and inserting in lieu thereof the word "Lender".

               (f) Section 1.01 of the Financing Agreement is hereby amended by deleting the word "Revolving" appearing in the definition of "Eurodollar Rate Loan".

               (g) Section 1.01 of the Financing Agreement is hereby amended by inserting the following new definition of "Eurodollar Rate Loan Lender" in the proper alphabetical position:

               "'Eurodollar Rate Loan Lender' means any Lender that has an
                 ---------------------------
outstanding Eurodollar Rate Loan."

               (h) Section 1.01 of the Financing Agreement is hereby amended by (i) deleting the words "one (1), two (2) or three (3) months thereafter" each time such words appear in the definition of "Interest Period" and inserting in lieu thereof the words "one (1), two (2), three (3) or six (6) months thereafter ", (ii) deleting the words "Revolving Loans" appearing in clause (d) of such definition and inserting the words

"Eurodollar Rate Loans" in lieu thereof, and (iii) deleting clause (e) of such definition and inserting the following new clause (e) in lieu thereof:

               "(e) there shall be outstanding at any one time in the aggregate no more than three (3) Interest Periods with respect to Eurodollar Rate Loans that are Revolving Loans, plus one (1) Interest Period with respect to Eurodollar Rate Loans that are Term Loans A and one (1) Interest Period with respect to Eurodollar Rate Loans that are Term Loans B."

          Section 2.02 Amendments to Section 2.02 of the Financing Agreement.
                       -----------------------------------------------------
Section 2.02 of the Financing Agreement is hereby amended in the manner set forth below:

               (a) Section 2.02(a) of the Financing Agreement is hereby amended by deleting the word "Revolving" appearing in clause (vi) thereof.

               (b) Section 2.02(b) is hereby amended by deleting the word "Revolving" appearing in the last sentence thereof.

          Section 2.03 Amendment to Section 2.04 of the Financing Agreement.
                       ----------------------------------------------------
Section 2.04(a)(ii) of the Financing Agreement is hereby amended by deleting the words "a rate per annum equal to the greater of (i) the Reference Rate plus 4.0% and (ii) 8.00%" appearing therein and inserting in lieu thereof the words "a rate per annum equal to the Eurodollar Rate plus 4.25%".
                                                         ----

          Section 2.04 Amendments to Section 2.05 of the Financing Agreement.
                       -----------------------------------------------------
Section 2.05 of the Financing Agreement is hereby amended in the manner set forth below:

               (a) Section 2.05(b)(ii) is hereby amended by deleting the period appearing at the end thereof and inserting in lieu thereof the words "; provided, however, that if any prepayment of any Eurodollar Rate Loan is
--------  -------
made by the Borrowers other than on the last day of an Interest Period for such Term Loan, the Borrowers shall also pay any amounts owing pursuant to
Section 2.10."
------------

               (b) Section 2.05(b)(iii) is hereby amended by deleting the word "Revolving" appearing in the proviso at the end of the first sentence thereof.

               (c) Section 2.05(c)(i)(C) is hereby amended by deleting the word "Revolving" appearing in the proviso at the end thereof.

               (d) Section 2.05(c)(ii) is hereby amended by deleting the word "Revolving" appearing in the second proviso at the end thereof.

               (e) Section 2.05(c)(iii) is hereby amended by deleting the first sentence thereof and inserting the following text in lieu thereof:

               "Immediately upon any Disposition by any Loan Party or its Subsidiaries (other than (x) a Disposition of assets of Solutia Europe or any of its Subsidiaries, (y) a Disposition of assets pursuant to Sections
                                                                      --------
     8.02(c)(i)(D), (E), or (L), or (z) a Disposition of assets pursuant to
     -------------  ---     ---
     Section 8.02(c)(i)(K) of not more than $5,000,000 in the aggregate), the
     ---------------------
     Borrowers shall prepay the outstanding principal amount of the Loans in an amount equal to 100% of the Net Cash Proceeds received by such Person in connection with such Disposition, after giving effect to amounts permitted to be reinvested pursuant to Section 2.05(c)(vii)(A) and amounts not
                                  -----------------------
     required to be prepaid pursuant to the limitation contained in Section
                                                                    -------
     2.05(c)(vii)(B); provided, however, that so long as no Default or Event of
     ---------------  --------  -------
     Default has occurred and is continuing on the date such Person receives such Net Cash Proceeds, (A) with respect to the first $10,000,000 (after giving effect to Section 2.05(c)(vii)) of Net Cash Proceeds received in
                      --------------------
     respect of Dispositions pursuant to Section 8.02(c)(i)(F) of assets
                                         ---------------------
     listed on Part III of Schedule 8.02(c)(i), no prepayment shall be
                           -------------------
     required, and (B) with respect to the next $10,000,000 (after giving effect to Section 2.05(c)(vii)) of Net Cash Proceeds received in respect
               --------------------
     of Dispositions pursuant to Section 8.02(c)(i)(F) of assets listed on
                                 ---------------------
     Part III of Schedule 8.02(c)(i), the Borrowers shall prepay the
                 -------------------
     outstanding principal amount of the Loans in an amount equal to 50% of the Net Cash Proceeds received by such Person in connection with such Disposition."

               (f) Section 2.05(c)(iv) is hereby amended by inserting after the words "100% of such Extraordinary Receipts, net of any reasonable expenses incurred in collecting such Extraordinary Receipts" appearing therein the words ", after giving effect to amounts permitted to be reinvested pursuant to Section 2.05(c)(vii)(A) and amounts not required to
                       -----------------------
be prepaid pursuant to the limitation contained in Section 2.05(c)(vii)(B)".
                                                   -----------------------

               (g) Section 2.05(c)(vii)(A) is hereby amended by deleting the words "up to $5,000,000" appearing therein and inserting in lieu thereof the words "up to the sum of (I) such net insurance proceeds or condemnation awards otherwise required to be prepaid plus (II) $5,000,000".
                                        ----

               (h) Section 2.05(c)(vii)(B) is hereby amended by (i) deleting the figure "$7,500,000" in each place such figure appears therein and inserting in lieu thereof the figure "$17,500,000", (ii) by deleting the word "the" appearing after the words "under such Sections shall be limited to" appearing therein, and inserting the word "such" in lieu thereof, and
(iii) by inserting after the words "unless the aggregate amount of Net Cash Proceeds" appearing therein the following text:

               "(excluding (I) Net Cash Proceeds received from (x) a Disposition of assets of Solutia Europe or any of its Subsidiaries,
     (y) a Disposition of assets pursuant to Sections 8.02(c)(i)(D), (E),
                                             ----------------------  ---
     or (L), or (z) a Disposition of assets pursuant to Section 8.02(c)(i)(K)
        ---                                             ---------------------
     of not more than $5,000,0000 in the aggregate and (II) Net Cash Proceeds reinvested in accordance with Section 2.05(c)(vii)(A))".
                                   -----------------------

          Section 2.05 Amendments to Section 2.09 of the Financing Agreement.
                       -----------------------------------------------------
Section 2.09 of the Financing Agreement is hereby amended in the manner set forth below:

               (a) Section 2.09(a) is hereby amended by (i) deleting the words "Reference Rate Loans or to continue such Eurodollar Rate Loans" appearing in clause (ii) thereof and inserting the words "Reference Rate Loans, or to continue Revolving Loans or Term Loans which are Eurodollar Rate Loans" in lieu thereof, (ii) deleting the second sentence of such Section and inserting the following new sentence in lieu thereof:

               "Each conversion or continuation of Revolving Loans which are Eurodollar Rate Loans shall be allocated among the Revolving Loans of each Revolving Loan Lender in accordance with its Pro Rata Share and each conversion or continuation of Term Loans A or Term Loans B shall be allocated among the Term Loans A or Term Loans B, as applicable, of each Term Loan Lender in accordance with its Pro Rata Share."

               (b) Section 2.09(a) is hereby further amended by (i) deleting the word "Revolving" appearing in clause (A) of the third sentence thereof and (ii) inserting at the end of such Section the following new sentence:

               "On or prior to the date as of which that certain Amendment
     No. 3 to Financing Agreement and Waiver becomes effective, the Administrative Borrower shall deliver to the Administrative Agent a Notice of Continuation or Conversion (as amended and restated pursuant to such amendment) with respect to all Term Loans outstanding on such date, converting all such Term Loans to Eurodollar Rate Loans."

               (c) Section 2.09(b) is hereby amended by deleting the words "Revolving Loan Lender" appearing therein and inserting in lieu thereof the words "applicable Eurodollar Rate Lender".

               (d) Section 2.09(c) is hereby amended by deleting the second sentence of such Section and inserting the following new sentence in lieu thereof:

               "If, within the time period required under the terms of this
     Section 2.09, the Administrative Agent does not receive a Notice of Conversion or Continuation from the Administrative Borrower containing a permitted election to continue any Eurodollar Rate Loans for an additional Interest Period or to convert any such Revolving Loans, then, upon the expiration of the applicable Interest Period, (i) with respect to Revolving Loans, such Revolving Loans shall be automatically converted to Reference Rate Loans, and (ii) with respect to Term Loans, such Term Loans shall be automatically converted to Eurodollar Loans having an Interest Period of one (1) month."

          Section 2.06 Amendments to Section 2.10 of the Financing Agreement.
                       -----------------------------------------------------
Section 2.10 of the Financing Agreement is hereby amended in the manner set forth below:

               (a) Sections 2.10(b), (c), (d) and (e) of the Financing Agreement is hereby amended by (i) deleting the words "Required Revolving Loan Lenders" each time they appear therein and inserting the words "Required Lenders" in lieu thereof, (ii) deleting the words "Revolving Loan Lender" each time they appear therein and inserting the words "Eurodollar Rate Loan Lender" in lieu thereof, (iii) deleting the words "Revolving Loan Lenders" each time they appear therein and inserting the words "Eurodollar Rate Loan Lenders" in lieu thereof, (iv) deleting the words "Revolving Loan Lender's" each time they appear therein and inserting the words "Eurodollar Rate Loan Lender's" in lieu thereof, (v) deleting the words "Revolving Loan" each time they appear therein and inserting the words "Eurodollar Rate Loan" in lieu thereof, and (vi) deleting the words "Revolving Loans" each time they appear therein and inserting the words "Eurodollar Rate Loans" in lieu thereof.

               (b) Section 2.10(b) is hereby further amended by inserting at the end of such Section the following new sentence:

               "At any time when, and so long as, any Term Loan A or Term Loan B has been converted to a Reference Rate Loan pursuant to this
     Section 2.10(b), the interest rate applicable to each Term Loan so
     ---------------
     converted for purposes of Section 2.04(a)(ii) shall be a rate per
                               -------------------
     annum equal to the Reference Rate plus 1.75%."

          Section 2.07 Amendments to Section 7.01 of the Financing Agreement.
                       -----------------------------------------------------
Section 7.01 of the Financing Agreement is hereby amended in the manner set forth below:

               (a) Section 7.01(i)(iii) of the Financing Agreement is hereby amended by inserting after the words "filed with the Internal Revenue Service and" appearing therein the words "(if required to be so delivered pursuant to Section 8.01(a)(x)(C))".
            ---------------------

               (b) Section 7.01(y)(iii) of the Financing Agreement is hereby amended by inserting after the words "and no union organizing activity taking place with respect to any of the employees of any Loan Party" appearing therein the words "(in each case that would be material to the business of any Loan Party)".

          Section 2.08 Amendments to Section 8.02 of the Financing Agreement.
                       -----------------------------------------------------
Section 8.02 of the Financing Agreement is hereby amended in the manner set forth below:

               (a) Section 8.02(g) of the Financing Agreement is hereby amended by deleting the words "$72,700,000 in Fiscal Year 2004 and $98,400,000 in Fiscal Year 2005" appearing therein and inserting in lieu thereof the words "$72,700,000 in Fiscal Year 2004, $98,400,000 in Fiscal Year 2005, and $95,000,000 for the period commencing January 1, 2006, and ending upon the scheduled Final Maturity Date".

               (b) Section 8.02(p)(v) of the Financing Agreement is hereby amended by deleting the period appearing at the end thereof and inserting in lieu thereof the words ", unless waived pursuant to Section 412(d) of the Code."

               (c) Section 8.02(t) is hereby amended by deleting the words "not otherwise prohibited hereunder" appearing in clause (xiii) thereof and inserting the words "not otherwise permitted by this Section 8.02(t)" in
                                                     ---------------
lieu thereof.

          Section 2.09 Amendments to Section 8.03 of the Financing Agreement.
                       -----------------------------------------------------
Section 8.03(a) of the Financing Agreement is hereby amended by inserting the following text at the end of the table appearing therein:

          January 31, 2006               $ 130,000,000
          February 28, 2006              $ 131,000,000
          March 31, 2006                 $ 132,000,000
          April 30, 2006                 $ 133,000,000
          May 31, 2006                   $ 134,000,000

          Section 2.10 Amendments to Section 13.07 of the Financing Agreement.
                       ------------------------------------------------------
Section 13.07 of the Financing Agreement is hereby amended in the manner set forth below:

               (a) Section 13.07(b) of the Financing Agreement is hereby amended by inserting after the words "to an Affiliate of such Lender or to an Approved Fund" appearing in clause (ii) of the proviso at the end of the first sentence thereof the words "or in respect of any assignment made pursuant to Section 13.07(e)".
            ----------------

               (b) Section 13.07 is hereby amended by inserting the following new clause 13.07(e) at the end thereof:

          "(e) If, in connection with any proposed amendment, modification, waiver or termination requiring the consent of all affected Lenders, the consent of Required Lenders is obtained but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 13.07(e) being referred to as a
                                  ----------------
"Non-Consenting Lender"), then, as long as the Lender acting as the
 ---------------------
Administrative Agent is not a Non-Consenting Lender, at the Administrative Borrower's request, any eligible assignee acceptable to the Administrative Agent and the Borrowers shall have the right with the Administrative Agent's consent and in the Administrative Agent's sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent's request, sell and assign to the Lender acting as the Administrative Agent or such eligible assignee, all of the Revolving Credit Commitments, Term Loan A Commitments, Term Loan B Commitments, and Loans of such Non-Consenting Lender for an amount equal to the principal balance of all Loans held by the Non-Consenting Lender and all accrued and unpaid interest and fees with respect thereto through the date of sale; provided, however, that such
                                          --------  -------
purchase and sale shall not be effective until (x) the Administrative Agent shall have received from such eligible assignee an agreement in form and substance reasonably satisfactory to the Administrative Agent and the Administrative Borrower whereby such eligible assignee shall agree to be bound by the terms hereof and (y) such Non-Consenting Lender shall have received payments of all Loans held by it and all accrued and unpaid interest and fees with respect thereto through the date of the sale. Each Lender agrees that, if it becomes a Non-Consenting Lender, it shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such sale and purchase and shall deliver to the Administrative Agent any Note or Notes (if the assigning Lender's Loans are evidenced by a Note or Notes) subject to such Assignment and Acceptance; provided, however, that the failure of any
                           --------  -------
Non-Consenting Lender to execute an Assignment and Acceptance shall not render such sale and purchase (and the corresponding assignment) invalid."

          Section 2.11 Amendment to Schedule 7.01(y) to the Financing Agreement.
                       --------------------------------------------------------
Schedule 7.01(y) of the Financing Agreement is hereby amended and restated
to read in its entirety as set forth in Exhibit A hereto.
                                        ---------

          Section 2.12 Amendment to Schedule 8.03 to the Financing Agreement.
                       -----------------------------------------------------
Schedule 8.03 of the Financing Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit B hereto.
                                     ---------

          Section 2.13 Amendment to Exhibit G to the Financing Agreement.
                       -------------------------------------------------
Exhibit G to the Financing Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit C hereto.
                                ---------

          Section 2.14 Limited Waiver of Section 7.01(i)(iii) of the Financing
                       -------------------------------------------------------
Agreement. For avoidance of doubt, the Lenders hereby waive compliance by
---------
the Loan Parties with the provisions of Section 7.01(i)(iii) of the
Financing Agreement on a retroactive basis with respect any failure to deliver to the Administrative Agent and the Collateral Agent reports and schedules referred to therein, the delivery of which is not required pursuant to Section 8.01(a)(x)(C). Such waiver does not constitute a waiver
            ---------------------
of any non-compliance with Section 7.01(i)(iii) of the Financing Agreement as amended herein, any other provision of the Financing Agreement or any other Loan Document or a waiver of any other Default or Event of Default that may exist under the Financing Agreement or an acquiescence thereof.

          Section 2.15 Limited Waiver of Section 7.01(y) of the Financing
                       --------------------------------------------------
Agreement. For avoidance of doubt, the Lenders hereby waive compliance by
---------
the Loan Parties with the provisions of Section 7.01(y) of the Financing Agreement on a retroactive basis with respect to matters listed on Schedule 7.01(y) (as amended and restated pursuant to this Amendment). Such waiver does not constitute a waiver of any non-compliance with Section 7.01(y) of the Financing Agreement as amended herein, any other provision of the Financing Agreement or any other Loan Document or a waiver of any other Default or Event of Default that may exist under the Financing Agreement or an acquiescence thereof.

                                 ARTICLE III

                            CONDITIONS PRECEDENT

          Section 3.01 Conditions to Effectiveness of this Amendment. This
                       ---------------------------------------------
Amendment shall be effective as of the date hereof, upon the satisfaction of the conditions precedent that:

               (a) Amendment. The Administrative Agent shall have received
                   ---------
executed counterparts of this Amendment, duly executed by Lenders constituting at least Required Lenders, the Borrowers, each Guarantor, the Documentation Agent, the Administrative Agent, the Collateral Agent and the Issuer; provided, however, that with respect to the amendments to Sections
        --------  -------
2.05(c)(iii), 2.05(c)(iv), and 2.05(c)(vii) of the Financing Agreement thereto contained in Sections 2.04(e) through (h) of this Amendment, the
                     ----------------         ---
amendments contained in such Section shall not be effective (without prejudice to the effectiveness of any other provision of this Amendment) until the Administrative Agent shall have received executed counterparts of this Amendment, duly executed by Lenders constituting at least Supermajority Consent, the Borrowers, each Guarantor, the Documentation Agent, the Administrative Agent, the Collateral Agent and the Issuer; provided further,
                                                           ----------------
however, that with respect to the amendments to Sections 1.01 (definitions
-------
of "Final Maturity Date", "Consolidated Net Income", "Eurodollar Base Rate", "Eurodollar Lending Office", "Eurodollar Rate Loan", "Eurodollar Rate Loan Lender", "Interest Period"), 2.02, 2.04(a)(ii), 2.05(b), 2.05(c)(i)(C),
2.05(c)(ii), 2.09, 2.10, 8.02(g), and 8.03 of the Financing Agreement,
Schedule 8.03 thereto, and Exhibit G thereto contained in Sections 2.01(a)
                                                          ----------------
through (b), (d) through (h), 2.02, 2.03, 2.04(a) through (d), 2.05, 2.06,
        ---  ---         ---  ----  ----  -------         ---  ----  ----
2.08(a), 2.09, 2.12 and 2.13 of this Amendment, the amendments contained in
-------  ----  ----     ----
such Sections shall not be effective (without prejudice to the effectiveness of any other provision of this Amendment) until the Administrative Agent shall have received executed counterparts of this Amendment, duly executed by each of the Lenders, the Borrowers, each Guarantor, the Documentation Agent, the Administrative Agent, the Collateral Agent and the Issuer.

               (b) Notice of Continuation and Conversion. The Borrowers
                   -------------------------------------
shall have delivered to the Administrative Agent a Notice of Continuation or Conversion with respect to the Term Loans outstanding on the date hereof.

               (c) Representations and Warranties. As of the date hereof,
                   ------------------------------
both before and after giving effect to this Amendment, all of the representations and warranties contained in the Financing Agreement and in each other Loan Document shall be true and correct in all material respects as though made on the date hereof, except to the extent such representation and warranty expressly relates to a specific prior date in which case such representation and warranty shall be true and correct in all material respects as of such date (and by its execution hereof, the Borrowers shall be deemed to have represented and warranted such).

               (d) Fees. The Borrowers shall have paid all costs, fees and
                   ----
expenses referred to in Section 4.04 to the extent due on or prior to the
                        ------------
date hereof.

               (e) No Default. As of the date hereof, both before and after
                   ----------
giving effect to this Amendment, no Default (other than with respect to the provisions of Sections 7.01(i)(iii) and 7.01(y) of the Financing Agreement that would, upon effectiveness of this Amendment, be waived pursuant to Sections 2.14 and 2.15 above) shall have occurred and be continuing (and by
-------------     ----
its execution hereof, the Borrowers shall be deemed to have represented and warranted such).

               (f) Bankruptcy Court Order. An order of the Bankruptcy Court
                   ----------------------
approving this Amendment and the terms and conditions hereof, such order to be in form and substance satisfactory to the Administrative Agent in its sole discretion, shall have been entered by the Bankruptcy Court, the Administrative Agent shall have received a true and complete copy of such order, and such order shall be in full force and effect and shall not have been reversed, modified, amended, stayed or vacated absent prior written consent of the Administrative Agent.

                                 ARTICLE IV

                                MISCELLANEOUS

          Section 4.01 Effect; Ratification. The amendments and waivers set
                       --------------------
forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Financing Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which the Agents or any other party may now have or may have in the future under or in connection with the Financing Agreement as amended hereby or any other instrument or agreement referred to therein. This Amendment shall be construed in connection with and as part of the Financing Agreement, and all terms, conditions, representations, warranties, covenants and agreements set forth in the Financing Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

          Section 4.02 Due Authorization; Authority; No Conflicts;
                       -------------------------------------------
Enforceability. The execution, delivery and performance by each Loan Party
--------------
of this Amendment (i) have been duly authorized by all necessary action,
(ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties (other than conflicts, breaches and defaults, the enforcement of which will be stayed by virtue of the filing of the Chapter 11 Cases), or any order or decree of any court or Governmental Authority (including, without limitation, any order entered in the Chapter 11 Cases), (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its material properties, and (iv) do not and will not result in any material default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to its operations or any of its properties. Other than the order referred to in Section 3.01(f)
                                                ---------------
hereof, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority, including the Bankruptcy Court, is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment. This Amendment, when delivered hereunder, is or will be, duly and validly executed and delivered by each of the Loan Parties which is a party hereto and each of this Amendment and the Financing Agreement as amended hereby constitutes the legal, valid and binding obligation of each of the Loan Parties which is a party hereto or thereto, enforceable in accordance with the terms hereof or thereof and subject to the entry of, and the terms of, the Bankruptcy Court order referred to in
Section 3.01(f) hereof.
---------------

          Section 4.03 No Novation. Neither this Amendment nor the replacement
                       -----------
of the terms of the Financing Agreement by the terms of this Amendment shall extinguish the obligations for the payment of money outstanding under the Financing Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrowers or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder. Each of the Financing Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby or in connection herewith. This Amendment is a Loan Document executed pursuant to the Financing
Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

          Section 4.04 Costs, Fees and Expenses. The Borrowers jointly and
                       ------------------------
severally agree (i) to reimburse the Agents and the Lenders upon demand in accordance with Section 13.04 of the Financing Agreement for all reasonable costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agents and the Lenders) incurred in connection with the preparation, execution and delivery of this Amendment, and (ii) to pay all other fees otherwise payable with respect to this Amendment pursuant to any Loan Document.

          Section 4.05 Counterparts. This Amendment may be executed in any
                       ------------
number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telecopier also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

          Section 4.06 Severability. Any provision of this Amendment which is
                       ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 4.07 CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
                       -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK EXCEPT AS
GOVERNED BY THE BANKRUPTCY CODE.

          Section 4.08 No Party Deemed Drafter. Each of the parties hereto
                       -----------------------
agrees that no party hereto shall be deemed to be the drafter of this Amendment.

          Section 4.09 Ratification of Guaranty. Each Guarantor hereby
                       ------------------------
consents to this Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Guaranty to the "Agreement", "thereunder", "thereof" or words of like import referring to the Financing Agreement shall mean and be a reference to the Financing Agreement as amended by this Amendment, and (b) the Loan Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations secured thereby.

                          (Signature Page Follows)

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                     BORROWERS:
                                     ---------

                                     SOLUTIA INC., as a debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Assistant Treasurer


                                     SOLUTIA BUSINESS ENTERPRISES, INC., as
                                     a debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer


                                     GUARANTORS:
                                     ----------

                                     AXIO RESEARCH CORPORATION, as a debtor
                                     and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer

                                     BEAMER ROAD MANAGEMENT COMPANY, as a
                                     debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer


                                     CPFILMS INC., as a debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Assistant
                                         Treasurer


                                     MONCHEM, INC., as a debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer


                                     MONCHEM INTERNATIONAL, INC., as a debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer


                                     SOLUTIA GREATER CHINA, INC., as a debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer

                                     SOLUTIA INTER-AMERICA, INC., as a debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer


                                     SOLUTIA INTERNATIONAL HOLDING, LLC, as a debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer


                                     SOLUTIA INVESTMENTS, LLC, as a debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer


                                     SOLUTIA MANAGEMENT COMPANY, INC., as a
                                     debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer


                                     SOLUTIA OVERSEAS, INC., as a debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer

                                     SOLUTIA SYSTEMS, INC., as a debtor and a debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer


                                     SOLUTIA TAIWAN, INC., as a debtor and a
                                     debtor-in-possession


                                     By: /s/ James A. Tichenor
                                         --------------------------------------
                                         Name:  James A. Tichenor
                                         Title: Vice President & Treasurer

                                     ADMINISTRATIVE AGENT,
                                     ---------------------
                                     COLLATERAL AGENT, CO-DOCUMENTATION
                                     ----------------------------------
                                     AGENT AND A LENDER:
                                     ------------------

                                     CITICORP USA, INC., for itself as the
                                     Administrative Agent, the Collateral
                                     Agent, a Co-Documentation Agent and a
                                     Lender


                                     By: /s/ David Jaffe
                                         --------------------------------------
                                         Name:  David Jaffe
                                         Title: Director/Vice President

                                     CO-DOCUMENTATION AGENT AND A LENDER:
                                     -----------------------------------

                                     WELLS FARGO FOOTHILL, LLC, for itself as a Co-Documentation Agent and a Lender


                                     By: /s/ Lan Wong
                                         --------------------------------------
                                         Name:  Lan Wong
                                         Title: Vice President

                                     ISSUER:
                                     ------

                                     CITIBANK, N.A., as an Issuer and a Lender


                                     By: /s/ David Jaffe
                                         --------------------------------------
                                         Name:  David Jaffe
                                         Title: Director/Vice President

                                     LENDER:
                                     ------

                                     Bayerische Hypo- und Vereinsbank AG,
                                     New York Branch,
                                     as a Lender


                                     By: /s/ Miriam Trautmann
                                         --------------------------------------
                                         Name:  Miriam Trautmann
                                         Title: Associate Director


                                     By: /s/ Salvatore Esposito
                                         --------------------------------------
                                         Name:  Salvatore Esposito
                                         Title: Managing Director

                                     LENDER:
                                     ------

                                     CITIGROUP FINANCIAL PRODUCTS, INC.,
                                     as a Lender


                                     By: /s/ Vincent Farrell
                                         --------------------------------------
                                         Name:  Vincent Farrell
                                         Title: Authorized Signatory

                                     LENDER:
                                     ------

                                     CITIBANK N.A.,
                                     as a Lender


                                     By: /s/ Janet Wallace-Himmler
                                         --------------------------------------
                                         Name:  Janet Wallace-Himmler
                                         Title: Attorney-In-Fact

                                     LENDER:
                                     ------

                                     SHEPHERD INVESTMENTS INTERNATIONAL, LTD., as a Lender


                                     By: /s/ Michael A. Roth
                                         --------------------------------------
                                         Name:  Michael A. Roth
                                         Title: Managing Member of Stark
                                                Offshore Management, LLC,
                                                Investment Manager

                                     LENDER:
                                     ------

                                     UBS AG, Stamford Branch,
                                     as a Term A Lender only


                                     By: /s/ Barbara Ezell-McMichael
                                         --------------------------------------
                                         Name:  Barbara Ezell-McMichael
                                         Title: Associate Director
                                                Banking Products
                                                Services, US


                                     By: /s/ Toba Lumbantobing
                                         --------------------------------------
                                         Name:  Toba Lumbantobing
                                         Title: Associate Director
                                                Banking Products
                                                Services, US

                                     LENDER:
                                     ------

                                     UBS AG, Stamford Branch,
                                     as a Lender in Term B only.


                                     By: /s/ Richard L. Tavrow
                                         --------------------------------------
                                         Name:  Richard L. Tavrow
                                         Title: Director
                                                Banking Products
                                                Services, US


                                     By: /s/ Toba Lumbantobing
                                         --------------------------------------
                                         Name:  Toba Lumbantobing
                                         Title: Associate Director
                                                Banking Products
                                                Services, US

                           LENDER:
                           ------

                           WatchTower CLO I PLC
                           By: Citadel Limited Partnership, Portfolio Manager
                           By: Citadel Investment Group, L.L.C., its General Partner,

                           as a Lender



                           By: /s/ Matthew Hinerfeld
                               --------------------------------------
                               Name:  Matthew Hinerfeld
                               Title: Deputy General Counsel

                           LENDER:
                           ------

                           Wingate Capital Ltd.
                           By: Citadel Limited Partnership, Portfolio Manager
                           By: Citadel Investment Group, L.L.C., its General Partner,

                           as a Lender



                           By: /s/ Matthew Hinerfeld
                               --------------------------------------
                               Name:  Matthew Hinerfeld
                               Title: Deputy General Counsel

                                     LENDER:
                                     ------

                                     CDL LOAN FUNDING LLC,

                                     as a Lender



                                     By: /s/ Jason Trala
                                         --------------------------------------
                                         Name:  Jason Trala
                                         Title: Attorney-In-Fact

                                     LENDER:
                                     ------

                                     Satellite Senior Income Fund, LLC,
                                     BY SATELLITE ASSET MANAGEMENT, L.P.
                                     ITS INVESTMENT MANAGER,
                                     as a Lender



                                     By: /s/ Simon Raykher
                                         --------------------------------------
                                         Name:  Simon Raykher
                                         Title: General Counsel

                                     LENDER:
                                     ------

                                     Satellite Senior Income Fund II, LLC,
                                     BY SATELLITE ASSET MANAGEMENT, L.P.
                                     ITS INVESTMENT MANAGER,
                                     as a Lender



                                     By: /s/ Simon Raykher
                                         --------------------------------------
                                         Name:  Simon Raykher
                                         Title: General Counsel

                                  LENDER:
                                  ------

                                  HIGHLAND LEGACY LIMITED
                                  By: Highland Capital Management, L.P.
                                  as Collateral Manager,
                                  as a Lender



                                  By: /s/ Todd Travers
                                      ----------------------------------------
                                      Name:  Todd Travers
                                      Title: Senior Portfolio Manager
                                             Highland Capital Management, L.P.

                                   LENDER:
                                   ------

                                   PAM CAPITAL FUNDING, L.P.
                                   By: Highland Capital Management, L.P.
                                   as Collateral Manager,
                                   as a Lender



                                   By: /s/ Todd Travers
                                       ----------------------------------------
                                       Name:  Todd Travers
                                       Title: Senior Portfolio Manager
                                              Highland Capital Management, L.P.

                                   LENDER:
                                   ------

                                   CALIFORNIA PUBLIC EMPLOYEES'
                                   RETIREMENT SYSTEM
                                   By: Highland Capital Management, L.P.
                                   As Authorized Representatives of the Board,
                                   as a Lender



                                   By: /s/ Todd Travers
                                       ----------------------------------------
                                       Name:  Todd Travers
                                       Title: Senior Portfolio Manager
                                              Highland Capital Management, L.P.

                                   LENDER:
                                   ------

                                   Highland Loan Funding V Ltd.
                                   By: Highland Capital Management, L.P.
                                   As Collateral Manager,
                                   as a Lender



                                   By: /s/ Todd Travers
                                       ----------------------------------------
                                       Name:  Todd Travers
                                       Title: Senior Portfolio Manager
                                              Highland Capital Management, L.P.

                                   LENDER:
                                   ------

                                   RESTORATION FUNDING CLO, LTD
                                   By: Highland Capital Management, L.P.
                                   As General Partner,
                                   as a Lender



                                   By: /s/ Todd Travers
                                       ----------------------------------------
                                       Name:  Todd Travers
                                       Title: Senior Portfolio Manager
                                              Highland Capital Management, L.P.

                                     LENDER:
                                     ------

                                     Perry Principals Investments, L.L.C.,
                                     as a Lender



                                     By: /s/ Randy Borkenstein
                                         --------------------------------------
                                         Name:  Randy Borkenstein
                                         Title: Member

                                     LENDER:
                                     ------

                                     CYRUS OPPORTUNITIES MASTER FUND, LTD.
                                     By: Cyrus Capital Partners, L.P.,
                                         as Investment Manager
                                     By: Cyrus Capital Partners, GP, LLC,
                                         General Partner



                                     By: /s/ Robert A. Nisi
                                         --------------------------------------
                                         Name:  Robert A. Nisi
                                         Title: Partner, General Counsel

                                     LENDER:
                                     ------

                                     CYRUS OPPORTUNITIES MASTER FUND II, LTD.
                                     By: Cyrus Capital Partners, L.P.,
                                         as Investment Manager
                                     By: Cyrus Capital Partners, GP, LLC,
                                         General Partner



                                     By: /s/ Robert A. Nisi
                                         --------------------------------------
                                         Name:  Robert A. Nisi
                                         Title: Partner, General Counsel

                                     LENDER:
                                     ------

                                     SMBC DIP Limited,
                                     as a Lender



                                     By: /s/ Susurnu Ogawa
                                         --------------------------------------
                                         Name:  Susurnu Ogawa
                                         Title: Director